UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03735

The New Economy Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2020

Gregory F. Niland

The New Economy Fund

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

The New Economy Fund® Annual report for the year ended November 30, 2020

We believe in investing
in global companies
that will help shape
our future

The New Economy Fund seeks long-term growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2020 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	25.77%	15.91%	14.31%

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.76% for Class A shares as of the prospectus dated February 1, 2021 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
4	The value of a long-term perspective
6	Investment portfolio
12	Financial statements
35	Board of trustees and other officers

Fellow investors:

We are pleased to present this annual report for the 12 months ended November 30, 2020.

Global equity markets were volatile over the period, rocked by the COVID-19 pandemic. For The New Economy Fund’s fiscal year, it had a total return of 30.27% with all dividends reinvested. This return exceeded the 15.01% return of its primary benchmark, the unmanaged MSCI ACWI (All Country World Index), which measures equity market results based on more than 40 developed and emerging market country indexes.

For the 10-year period ended November 30, 2020, The New Economy Fund had an average annual total return of 14.94%, which exceeded the 9.41% return of the MSCI ACWI. We believe the 10-year and lifetime returns (see the table below) are important for investors to consider, as they best reflect our long-term approach and philosophy.

Markets were volatile

World equity markets experienced high levels of volatility amid a severe coronavirus outbreak that brought the global economy to a virtual standstill. The pandemic triggered lockdowns in nearly all countries as authorities struggled to halt the spread of the virus and treat large numbers of patients. Markets plummeted in February and March as populations sheltered in place and economic activity declined sharply. A decade-long bull

Results at a glance

For periods ended November 30, 2020, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 12/1/83)

The New Economy Fund (Class A shares)	30.27%	15.55%	14.94%	11.81%
MSCI ACWI (All Country World Index)*,†	15.01	10.84	9.41	9.56

*	From December 1, 1983, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Source: MSCI.
†	Market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

The New Economy Fund	1

market in U.S. equities came to an end as the widening pandemic sparked the worst global recession since 2008.

Governments around the world responded with massive fiscal and monetary stimulus measures, including trillions of dollars in direct aid to companies and workers affected by the crisis. In the U.S. alone, lawmakers approved a stimulus bill worth approximately $2 trillion known as the Coronavirus Aid, Relief, and Economic Security (CARES) Act. Central banks responded by aggressively cutting interest rates and dramatically expanding their bond-buying stimulus programs. The U.S. Federal Reserve lowered its key policy rate to near zero, and the European Central Bank maintained its negative interest rate policy. Government bond markets rallied amid safe-haven buying.

Reacting to the torrent of stimulus, markets rebounded in late March and April, turning the fastest bear market in history into the quickest recovery on record. Led by a ferocious rally in technology and consumer tech stocks, the S&P 500 soared 61% between March 23 and September 2 — surpassing the record highs reached before the start of the pandemic. Incremental new record highs were set in late November as investors celebrated the end of the contentious U.S. presidential race and looked past another wave of COVID-19 outbreaks in the U.S., Europe and elsewhere.

Technology stocks surged

Digitally focused firms were among the best performers, rallying as millions of home-bound customers switched to online services for food, entertainment and other basic needs.

Information technology stocks enjoyed the largest gains, led by semiconductor companies (such as Taiwan Semiconductor) and digital payment processors (such as PayPal). Tech giants Apple and Google parent Alphabet also rose. Companies that provide cloud-computing services (like Microsoft) also soared as thousands of corporations moved en masse to enable employees to work from home. Consumer discretionary stocks rose sharply, as a surge in global e-commerce benefited online retailers (such as Amazon and Alibaba).

Communication services stocks jumped, led by video streaming services (Netflix) and social media platforms (Tencent and Facebook) that boomed in popularity during the lockdowns. Health care stocks climbed amid a frantic race to develop remedies and a vaccine for COVID-19.

In contrast, more dividend-oriented sectors like consumer staples, energy, financials and utilities lagged. Energy stocks sank as global demand for oil and gas plummeted. Financial stocks were hurt by ultralow interest rates and a global economy in recession. Real estate stocks declined on investor worries about the viability of the commercial real estate industry in a recession and, as more people continue to work from home, potentially on a permanent basis.

The fund

At the end of the reporting period, roughly 70% of the fund’s equity assets were in companies domiciled in the United States with the rest in countries such as China, Japan and the United Kingdom.

At the sector level, the fund’s investments remained focused on the information technology and health care sectors. Both are among the areas showing the best earnings growth and a rapid pace of technological innovation. Health care in particular is in focus amid the global push to develop and deploy COVID-19 vaccines. The sector is expected to post the best earnings growth for calendar year 2020 out of all the major sector groups and the only one to post a double-digit increase for the year.

The portfolio’s largest holding is Netflix, which surged nearly 56% over the reporting period as COVID-related disruptions to in-person leisure activities increased demand for its at-home streaming video service. We believe that the company’s ongoing investment in its strong pipeline of content and international growth opportunities should continue to benefit Netflix despite aggressive competitive threats from Disney and others. The

2	The New Economy Fund

company recently announced a price increase to its subscribers to help fund spending on content, which is estimated to rise by $3 billion to over $13 billion for 2020.

The next largest holding is Microsoft, which rose nearly 43% during the reporting period, thanks to the ongoing success of its Azure cloud-computing business. Revenue growth remains strong, with the company reporting a 12.4% rise in the most recent quarter over the prior-year period.

The third largest holding is Amazon, which has benefited from the way COVID has accelerated the shift to online retail and ongoing success for its Amazon Web Services cloud-computing business. Shares rose nearly 76% over the reporting period. The company reported strong quarterly earnings in late October as revenues rose more than 37% over the prior-year period, an impressive number considering the company’s large size. Management continues to see growth opportunities and is allocating capital to expand its logistics and fulfillment network.

The portfolio’s holdings of the shares of commercial aircraft manufacturers Airbus and Boeing detracted from results as global air travel remains curtailed by the ongoing pandemic. Shares fell nearly 29% and more than 42% respectively over the reporting period as a result. There was a silver lining for Boeing, however, as the Federal Aviation Administration in the United States approved the 737 MAX as safe to fly again, opening the door to airlines to resume flying grounded aircraft and the company to resume deliveries for the first time since early 2019.

Looking ahead

Even before the COVID-19 outbreak, the outlook for global equity markets was clouded by trade uncertainty, rising political risk and slowing economic growth in major developed markets. In many ways, the virus has exacerbated those issues through a further deterioration in U.S.-China relations, ongoing political divisiveness and a worldwide economic downturn from which it could take years to recover. Yet despite these challenges, our outlook for 2021 and beyond remains constructive. We urge our shareholders to brace for more volatility while maintaining focus on their long-term investment goals.

As we head into a new year, we expect a challenging economic environment, dominated by the effort to ramp up the distribution of effective COVID vaccines. The virus has underscored an urgent need for global cooperation, but rising geopolitical tensions and growing nationalist sentiments are threatening to undermine that goal.

Against this uncertain backdrop, however, we remain optimistic about the companies we have selected for this portfolio through fundamental, bottom-up security selection.

We believe well-managed multinationals are ideally positioned to navigate turbulent times and come out stronger on the other side. In addition, our long-term investment horizon allows us to take advantage of volatile markets and invest in companies that we think will prosper over a period of years.

We thank you for your commitment to The New Economy Fund, and we look forward to reporting to you again in six months.

Sincerely,

Timothy D. Armour
Co-President

Harold H. La
Co-President

January 12, 2021

For current information about the fund, visit capitalgroup.com.

The New Economy Fund	3

The value of a long-term perspective

$700,000
300,000
100,000
50,000
20,000
10,000
9,000
Year ended November 30
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997

Average annual total returns based on a $1,000 investment
(for periods ended November 30, 2020)*

	1 year	5 years	10 years
Class A shares	22.79%	14.18%	14.26%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	All results are calculated with dividends and capital gains reinvested.
[4]	From December 1, 1983, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Source: MSCI.
[5]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

4	The New Economy Fund

How a hypothetical $10,000 investment has grown

This chart illustrates how a hypothetical $10,000 investment in The New Economy Fund’s Class A shares grew between December 1, 1983 — when the fund began operations — and November 30, 2020, the end of its latest fiscal year.

The New Economy Fund	5

Investment portfolio November 30, 2020

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	71.31%
China	5.91
Japan	3.80
Eurozone*	3.23
India	2.49
Hong Kong	1.46
Brazil	1.35
Taiwan	1.32
United Kingdom	1.17
Other countries	2.45
Short-term securities & other assets less liabilities	5.51
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 93.88%	Shares	Value (000)
Information technology 30.19%
Microsoft Corp.	4,690,069	$1,004,003
Broadcom Inc.	1,737,461	697,730
Ceridian HCM Holding Inc.[1]	6,878,461	663,221
Mastercard Inc., Class A	1,575,178	530,063
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	3,814,912	370,123
Cree, Inc.[1]	3,569,648	322,660
Advanced Micro Devices, Inc.[1]	3,358,935	311,239
Adobe Inc.[1]	616,949	295,192
Arista Networks, Inc.[1]	1,067,472	288,965
Autodesk, Inc.[1]	864,946	242,384
PayPal Holdings, Inc.[1]	1,120,378	239,895
StoneCo Ltd., Class A1	3,241,438	237,338
ASML Holding NV	534,371	231,927
Samsung Electronics Co., Ltd.	3,765,050	226,948
RingCentral, Inc., Class A1	694,516	206,306
Inphi Corp.[1]	1,114,108	172,832
Dell Technologies Inc., Class C1	2,204,742	152,193
HubSpot, Inc.[1]	374,406	147,639
Accenture PLC, Class A	569,119	141,762
ServiceNow, Inc.[1]	247,033	132,051
PagSeguro Digital Ltd., Class A1	2,660,383	125,996
Snowflake Inc., Class B1,2,3,4	301,442	84,471
Snowflake Inc., Class A1	91,700	29,879
SK hynix, Inc.	1,234,565	108,780
Shopify Inc., Class A, subordinate voting shares[1]	99,363	108,343
Fiserv, Inc.[1]	927,309	106,807
Anaplan, Inc.[1]	1,516,696	106,154
Atlassian Corp. PLC, Class A1	400,876	90,217
STMicroelectronics NV	2,134,493	83,564
Smartsheet Inc., Class A1	1,433,728	83,199
Visa Inc., Class A	384,532	80,886
SailPoint Technologies Holdings, Inc.[1]	1,620,590	75,455
NortonLifeLock Inc.	3,979,401	72,544
Square, Inc., Class A1	323,298	68,203
GDS Holdings Ltd., Class A1	5,848,200	66,396
EPAM Systems, Inc.[1]	199,385	64,268
MongoDB, Inc., Class A1	220,057	63,225
Oneconnect Financial Technology Co., Ltd. (ADR)[1]	3,012,884	60,920
Alteryx, Inc., Class A1	471,817	56,543
Lightspeed POS Inc., subordinate voting shares[1]	998,870	51,991
Bottomline Technologies, Inc.[1]	1,093,814	49,922
Apple Inc.	412,313	49,086
Amphenol Corp., Class A	364,333	47,658
CrowdStrike Holdings, Inc., Class A1	310,880	47,652

6	The New Economy Fund

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Motorola Solutions, Inc.	255,224	$43,779
FleetCor Technologies, Inc.[1]	152,000	40,312
Keyence Corp.	77,100	39,355
Fidelity National Information Services, Inc.	253,098	37,562
Qorvo, Inc.[1]	233,868	36,642
Jack Henry & Associates, Inc.	205,188	33,007
Global Payments Inc.	163,400	31,894
Cloudflare, Inc., Class A1	405,342	30,433
Dolby Laboratories, Inc., Class A	266,500	23,572
Guidewire Software, Inc.[1]	154,772	18,956
MediaTek Inc.	690,000	17,043
Amadeus IT Group SA, Class A, non-registered shares	230,000	15,764
SimCorp AS	115,000	15,093
Avalara, Inc.[1]	84,167	14,456
DocuSign, Inc.[1]	60,593	13,808
SAP SE	99,300	12,080
Asana, Inc., Class A1,5	421,500	11,781
Datadog, Inc., Class A1	54,212	5,363
VMware, Inc., Class A1,5	29,846	4,175
		8,841,705

Health care 18.82%
UnitedHealth Group Inc.	1,507,341	506,979
Daiichi Sankyo Company, Ltd.	13,383,900	473,564
Thermo Fisher Scientific Inc.	915,776	425,818
Abbott Laboratories	2,994,002	324,011
Humana Inc.	801,856	321,159
Insulet Corp.[1]	868,224	223,750
Sarepta Therapeutics, Inc.[1]	1,535,684	216,316
Ultragenyx Pharmaceutical Inc.[1]	1,713,714	203,144
GW Pharmaceuticals PLC (ADR)[1]	1,289,410	180,621
Molina Healthcare, Inc.[1]	867,821	177,148
Cigna Corp.	822,240	171,963
Allakos Inc.[1]	1,384,661	148,200
Biohaven Pharmaceutical Holding Co. Ltd.[1]	1,504,529	133,828
Chugai Pharmaceutical Co., Ltd.	2,636,600	127,385
WuXi AppTec Co., Ltd., Class H	8,319,460	124,507
PerkinElmer, Inc.	846,620	112,601
Exact Sciences Corp.[1]	904,500	109,499
Regeneron Pharmaceuticals, Inc.[1]	208,120	107,396
Agilon Health TopCo, Inc.[1,2,3,6]	88,322	106,596
Guardant Health, Inc.[1]	858,316	103,959
Zoetis Inc., Class A	580,245	93,060
Centene Corp.[1]	1,507,088	92,912
NovoCure Ltd.[1]	665,550	83,626
Gilead Sciences, Inc.	1,346,888	81,716
Olympus Corp.	3,774,500	81,582
Penumbra, Inc.[1]	351,224	77,937
Stryker Corp.	318,340	74,301
Vertex Pharmaceuticals Inc.[1]	308,104	70,171
WuXi Biologics (Cayman) Inc.	6,802,500	67,489
Seagen Inc.[1]	260,539	44,372
Bluebird Bio, Inc.[1]	1,005,739	44,343
BioMarin Pharmaceutical Inc.[1]	480,945	37,850
Allogene Therapeutics, Inc.[1]	1,211,355	37,613
Madrigal Pharmaceuticals, Inc.[1]	314,500	36,730
Catalent, Inc.[1]	365,000	35,091
Novartis AG	384,836	34,840
Notre Dame Intermédica Participações SA	1,901,100	24,308
Haemonetics Corp.[1]	211,666	23,887
PRA Health Sciences, Inc.[1]	202,943	22,770
Syneos Health, Inc., Class A1	340,000	22,386
Zai Lab Ltd.[1]	182,079	19,544
Nevro Corp.[1]	120,000	19,350
M3, Inc.	202,000	18,617
Carl Zeiss Meditec AG, non-registered shares	129,500	17,270
Amplifon SpA[1]	357,800	14,328

The New Economy Fund	7

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Global Blood Therapeutics, Inc.[1]	304,517	$13,980
GoodRx Holdings, Inc., Class A1	329,800	12,433
Align Technology, Inc.[1]	22,000	10,588
		5,511,538

Communication services 15.42%
Netflix, Inc.[1]	2,490,583	1,222,129
Facebook, Inc., Class A1	2,627,367	727,702
Alphabet Inc., Class C1	241,479	425,182
Alphabet Inc., Class A1	161,509	283,351
Tencent Holdings Ltd.	7,643,400	555,181
Comcast Corp., Class A	5,144,971	258,483
Snap Inc., Class A1	5,326,209	236,590
ZoomInfo Technologies Inc., Class A1	3,249,679	166,546
Twitter, Inc.[1]	2,362,000	109,857
T-Mobile US, Inc.[1]	749,432	99,630
Charter Communications, Inc., Class A1	117,370	76,524
Activision Blizzard, Inc.	926,314	73,623
New York Times Co., Class A	1,579,000	67,755
Electronic Arts Inc.[1]	333,646	42,623
Nintendo Co., Ltd.	74,600	42,345
Live Nation Entertainment, Inc.[1]	554,122	36,378
Sea Ltd., Class A (ADR)[1]	193,921	34,978
Match Group, Inc.[1]	242,016	33,691
Warner Music Group Corp., Class A	859,538	25,554
		4,518,122

Consumer discretionary 12.99%
Amazon.com, Inc.[1]	265,440	840,925
Alibaba Group Holding Ltd.[1]	14,508,812	489,302
MercadoLibre, Inc.[1]	255,156	396,341
Sony Corp.	2,167,720	201,490
DraftKings Inc., Class A1	3,431,204	179,658
Floor & Decor Holdings, Inc., Class A1	2,006,102	160,669
Five Below, Inc.[1]	998,418	156,153
Flutter Entertainment PLC (GBP denominated)	781,107	142,715
Marriott International, Inc., Class A	998,005	126,617
Burlington Stores, Inc.[1]	504,747	110,307
NIKE, Inc., Class B	709,001	95,502
Galaxy Entertainment Group Ltd.	12,062,000	91,814
Hilton Worldwide Holdings Inc.	821,886	85,172
Dollar General Corp.	361,327	78,979
Kering SA	100,425	72,474
General Motors Company	1,555,000	68,171
Home Depot, Inc.	234,385	65,021
Chipotle Mexican Grill, Inc.[1]	47,243	60,917
Booking Holdings Inc.[1]	29,079	58,985
Carvana Co., Class A1	233,600	58,449
Aptiv PLC	314,502	37,331
THG Holdings PLC[1]	3,869,061	32,434
Meituan Dianping, Class B1	865,900	32,397
Just Eat Takeaway (EUR denominated)[1]	292,429	31,059
Peloton Interactive, Inc., Class A1	251,000	29,204
YUM! Brands, Inc.	266,000	28,143
Wynn Resorts, Ltd.[5]	204,517	20,554
Domino’s Pizza, Inc.	50,000	19,629
Allegro.eu1	904,500	18,572
EssilorLuxottica[1]	114,500	16,574
		3,805,558

Financials 7.54%
Kotak Mahindra Bank Ltd.[1]	18,990,420	489,042
AIA Group Ltd.	30,693,600	336,396
JPMorgan Chase & Co.	1,816,211	214,095
HDFC Bank Ltd.[1]	9,452,900	183,917
Berkshire Hathaway Inc., Class B1	544,746	124,698
Arch Capital Group Ltd.[1]	3,740,039	120,411
CME Group Inc., Class A	607,646	106,356

8	The New Economy Fund

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Intercontinental Exchange, Inc.	771,497	$81,401
London Stock Exchange Group PLC	707,420	76,447
Discover Financial Services	937,000	71,371
S&P Global Inc.	176,880	62,223
Tradeweb Markets Inc., Class A	985,419	58,780
RenaissanceRe Holdings Ltd.	340,795	56,108
Nasdaq, Inc.	428,218	54,808
Willis Towers Watson PLC	209,668	43,651
Cannae Holdings, Inc.[1]	974,456	38,413
Citigroup Inc.	672,000	37,007
Marsh & McLennan Companies, Inc.	243,614	27,928
SVB Financial Group[1]	76,100	26,244
		2,209,296

Industrials 5.56%
CSX Corp.	4,220,741	380,078
Union Pacific Corp.	791,371	161,503
Copart, Inc.[1]	1,156,104	133,472
Airbus SE, non-registered shares[1]	1,110,174	116,178
Safran SA1	772,855	112,748
Recruit Holdings Co., Ltd.	1,895,100	79,870
Old Dominion Freight Line, Inc.	320,690	65,216
Honeywell International Inc.	293,867	59,925
Northrop Grumman Corp.	184,676	55,820
Norfolk Southern Corp.	211,000	50,011
Nidec Corp.	373,800	47,638
General Electric Co.	4,389,500	44,685
Raytheon Technologies Corp.	538,000	38,585
Boeing Company	169,731	35,764
Ever Sunshine Lifestyle Services Group Ltd.[5]	19,500,000	34,215
Equifax Inc.	171,169	28,568
Uber Technologies, Inc.[1]	537,000	26,668
Wizz Air Holdings PLC[1]	436,300	26,186
ManpowerGroup Inc.	259,389	22,476
Rentokil Initial PLC	2,875,519	19,064
Meggitt PLC[1]	3,630,000	18,941
TransDigm Group Inc.	31,451	18,216
Dun & Bradstreet Holdings, Inc.[1]	661,951	17,747
Melrose Industries PLC[1]	7,607,541	15,568
Hefei Meyer Optoelectronic Technology Inc., Class A	1,831,666	12,356
CCR SA, ordinary nominative	2,736,000	6,660
		1,628,158

Utilities 0.97%
ENN Energy Holdings Ltd.	20,361,200	269,782
NextEra Energy, Inc.	184,080	13,546
		283,328

Materials 0.90%
Sherwin-Williams Company	318,414	238,056
Valvoline Inc.	1,126,751	25,678
		263,734

Consumer staples 0.73%
Costco Wholesale Corp.	423,662	165,978
Herbalife Nutrition Ltd.[1]	652,274	31,250
Estée Lauder Companies Inc., Class A	66,569	16,331
		213,559

Real estate 0.45%
Equinix, Inc. REIT	121,326	84,660
Embassy Office Parks REIT	10,007,200	47,182
		131,842

The New Economy Fund	9

Common stocks (continued)	Shares	Value (000)
Energy 0.31%
Neste Oyj	1,181,128	$79,153
Reliance Industries Ltd.	415,000	10,814
		89,967

Total common stocks (cost: $14,981,110,000)		27,496,807

Preferred securities 0.61%
Information technology 0.39%
Marqeta, Inc., Series E-1, 8.00% noncumulative, preferred shares[1,2,3,6]	6,704,956	94,741
Innovium Inc., Series F, 8.00% noncumulative, preferred shares[1,2,3,6]	1,973,749	20,000
		114,741

Financials 0.17%
Maplebear Inc. dba Instacart Inc., series H, noncumulative, preferred shares[1,2,3,6]	830,425	49,825

Consumer discretionary 0.05%
Rivian Automotive, Inc.[1,2,3,6]	854,011	13,562

Total preferred securities (cost: $138,957,000)		178,128

Short-term securities 5.83%
Money market investments 5.83%
Capital Group Central Cash Fund 0.11%[7,8]	16,883,575	1,688,527
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.01%[7,9]	18,123,242	18,123

Total short-term securities (cost: $1,706,394,000)		1,706,650
Total investment securities 100.32% (cost: $16,826,461,000)		29,381,585
Other assets less liabilities (0.32%)		(94,432)

Net assets 100.00%		$29,287,153

Investments in affiliates8

	Value of affiliates at 12/1/2019 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 11/30/2020 (000)	Dividend income (000)
Common stocks 0.00%
Health care 0.00%
GW Pharmaceuticals PLC (ADR)[1,10]	$116,223	$54,042	$36,213	$(3,069)	$49,638	$—	$—
Mesoblast Ltd.[1,10]	32,789	—	31,226	(89,528)	87,965	—	—
Mesoblast Ltd. (ADR)[1,10]	935	—	928	(267)	260	—	—
						—
Short-term securities 5.77%
Money market investments 5.77%
Capital Group Central Cash Fund 0.11%[7]	1,739,930	5,178,249	5,229,587	(221)	156	1,688,527	10,372
Total 5.77%				$(93,085)	$138,019	$1,688,527	$10,372

10	The New Economy Fund

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $369,195,000, which represented 1.26% of the net assets of the fund.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[4]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $84,471,000, which represented .29% of the net assets of the fund.
[5]	All or a portion of this security was on loan. The total value of all such securities was $19,701,000, which represented .07% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[6]	Value determined using significant unobservable inputs.
[7]	Rate represents the seven-day yield at 11/30/2020.
[8]	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Unaffiliated issuer at 11/30/2020.

Private placement securities	Acquisition dates	Cost (000)	Value (000)	Percent of net assets
Agilon Health TopCo, Inc.	1/4/2019-3/4/2020	$34,006	$106,596	.36%
Marqeta, Inc., Series E-1, 8.00% noncumulative, preferred shares	5/27/2020	55,902	94,741	.32
Snowflake Inc., Class B	3/13/2020	11,692	84,471	.29
Maplebear Inc. dba Instacart Inc., series H, noncumulative, preferred shares	11/13/2020	49,826	49,825	.17
Innovium Inc., Series F, 8.00% noncumulative, preferred shares	9/21/2020	20,000	20,000	.07
Rivian Automotive, Inc.	7/10/2020	13,229	13,562	.05
Total private placement securities		$184,655	$369,195	1.26%

Key to abbreviations

ADR = American Depositary Receipts
EUR = Euros
GBP = British pounds

See notes to financial statements.

The New Economy Fund	11

Financial statements

Statement of assets and liabilities
at November 30, 2020	(dollars in thousands)

Assets:
Investment securities, at value (includes $19,701 of investment securities on loan):
Unaffiliated issuers (cost: $15,138,190)	$27,693,058
Affiliated issuers (cost: $1,688,271)	1,688,527	$29,381,585
Cash		198
Cash denominated in currencies other than U.S. dollars (cost: $736)		736
Cash collateral received for securities on loan		2,014
Receivables for:
Sales of investments	178,555
Sales of fund’s shares	20,943
Dividends	15,111
Securities lending income	40
Other	367	215,016
		29,599,549

Liabilities:
Collateral for securities on loan		20,137
Payables for:
Purchases of investments	249,368
Repurchases of fund’s shares	16,731
Investment advisory services	8,639
Services provided by related parties	5,515
Trustees’ deferred compensation	3,007
Other	8,999	292,259
Net assets at November 30, 2020		$29,287,153

Net assets consist of:
Capital paid in on shares of beneficial interest		$15,985,996
Total distributable earnings		13,301,157
Net assets at November 30, 2020		$29,287,153

See notes to financial statements.

12	The New Economy Fund

Statement of assets and liabilities at November 30, 2020 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (509,161 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$16,313,988	282,562		$57.74
Class C	544,065	10,823		50.27
Class T	15	—	*	57.82
Class F-1	362,669	6,259		57.95
Class F-2	2,438,932	42,248		57.73
Class F-3	1,003,565	17,328		57.91
Class 529-A	956,164	16,768		57.02
Class 529-C	57,147	1,120		51.04
Class 529-E	37,823	676		55.95
Class 529-T	19	—	*	57.79
Class 529-F-1	11	—	*	57.05
Class 529-F-2	84,272	1,460		57.74
Class 529-F-3	11	—	*	57.74
Class R-1	42,235	809		52.21
Class R-2	235,714	4,482		52.59
Class R-2E	13,869	246		56.34
Class R-3	322,474	5,748		56.10
Class R-4	344,467	6,030		57.13
Class R-5E	71,211	1,240		57.43
Class R-5	122,686	2,107		58.23
Class R-6	6,335,816	109,255		57.99

*	Amount less than one thousand.

See notes to financial statements.

The New Economy Fund	13

Financial statements (continued)

Statement of operations
for the year ended November 30, 2020	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $6,498; also includes $10,372 from affiliates)	$228,436
Securities lending income (net of fees)	525
Interest (net of non-U.S. taxes of $20)	125	$229,086
Fees and expenses*:
Investment advisory services	89,283
Distribution services	46,084
Transfer agent services	19,783
Administrative services	7,143
Reports to shareholders	742
Registration statement and prospectus	743
Trustees’ compensation	462
Auditing and legal	118
Custodian	1,159
Other	641
Total fees and expenses before waiver/reimbursement	166,158
Less waiver/reimbursement of fees and expenses:
Transfer agent services waiver	67
Transfer agent services reimbursement	— †
Total fees and expenses after waiver/reimbursement		166,091
Net investment income		62,995

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	885,022
Affiliated issuers	(93,085)
In-kind redemptions	20,883
Currency transactions	(1,812)	811,008
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $8,527):
Unaffiliated issuers	5,779,961
Affiliated issuers	138,019
Currency translations	(195)	5,917,785
Net realized gain and unrealized appreciation		6,728,793

Net increase in net assets resulting from operations		$6,791,788

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

14	The New Economy Fund

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended November 30,
	2020	2019
Operations:
Net investment income	$62,995	$115,834
Net realized gain	811,008	1,520,846
Net unrealized appreciation	5,917,785	1,202,821
Net increase in net assets resulting from operations	6,791,788	2,839,501

Distributions paid to shareholders	(1,575,270)	(1,700,106)

Net capital share transactions	1,958,906	1,061,007

Total increase in net assets	7,175,424	2,200,402

Net assets:
Beginning of year	22,111,729	19,911,327
End of year	$29,287,153	$22,111,729

See notes to financial statements.

The New Economy Fund	15

Notes to financial statements

1. Organization

The New Economy Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A1	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

[1]	Prior to June 30, 2020, the initial sales charge was up to 5.75% for Class 529-A purchases.
[2]	Prior to June 30, 2020, Class C converted to Class F-1 and Class 529-C converted to Class 529-A after ten years.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

16	The New Economy Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

The New Economy Fund	17

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2020 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$8,757,234	$84,471	$—	$8,841,705
Health care	5,404,942	—	106,596	5,511,538
Communication services	4,518,122	—	—	4,518,122
Consumer discretionary	3,805,558	—	—	3,805,558
Financials	2,209,296	—	—	2,209,296
Industrials	1,628,158	—	—	1,628,158
Utilities	283,328	—	—	283,328
Materials	263,734	—	—	263,734
Consumer staples	213,559	—	—	213,559
Real estate	131,842	—	—	131,842
Energy	89,967	—	—	89,967
Preferred securities	—	—	178,128	178,128
Short-term securities	1,706,650	—	—	1,706,650
Total	$29,012,390	$84,471	$284,724	$29,381,585

18	The New Economy Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may also be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

The New Economy Fund	19

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of November 30, 2020, the total value of securities on loan was $19,701,000, and the total value of collateral received was $20,137,000, which consisted entirely of cash. Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Collateral — The fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended November 30, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

20	The New Economy Fund

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended November 30, 2020, the fund reclassified $49,776,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$30,605
Undistributed long-term capital gains	741,526
Gross unrealized appreciation on investments	12,694,889
Gross unrealized depreciation on investments	(154,693)
Net unrealized appreciation on investments	12,540,196
Cost of investments	16,841,389

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended November 30, 2020				Year ended November 30, 2019
Share class	Ordinary income		Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class A	$41,027		$883,952	$924,979	$62,394		$965,227	$1,027,621
Class C	—	*	40,146	40,146	—		48,104	48,104
Class T	—	*	1	1	—	*	1	1
Class F-1	882		22,125	23,007	1,277		24,898	26,175
Class F-2	8,188		106,752	114,940	10,513		111,102	121,615
Class F-3	4,272		47,309	51,581	4,513		42,715	47,228
Class 529-A	1,932		47,268	49,200	2,884		50,606	53,490
Class 529-C	—		7,838	7,838	—		9,601	9,601
Class 529-E	24		2,168	2,192	65		2,402	2,467
Class 529-T	—	*	1	1	—	*	1	1
Class 529-F-1	301		4,322	4,623	398		4,479	4,877
Class 529-F-2†	—		—	—
Class 529-F-3†	—		—	—
Class R-1	—		2,876	2,876	—		3,699	3,699
Class R-2	—		14,824	14,824	—		16,607	16,607
Class R-2E	—		869	869	17		855	872
Class R-3	44		20,739	20,783	425		25,829	26,254
Class R-4	867		22,275	23,142	1,720		30,357	32,077
Class R-5E	311		3,717	4,028	66		703	769
Class R-5	690		8,269	8,959	1,025		10,406	11,431
Class R-6	23,482		257,799	281,281	25,693		241,524	267,217
Total	$82,020		$1,493,250	$1,575,270	$110,990		$1,589,116	$1,700,106

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

The New Economy Fund	21

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.580% on the first $500 million of daily net assets and decreasing to 0.345% on such assets in excess of $27 billion. For the year ended November 30, 2020, the investment advisory services fee was $89,283,000, which was equivalent to an annualized rate of 0.375% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2020, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended November 30, 2020, AFS voluntarily waived transfer agent services fees of $67,000 for Class F-3 shares and CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. Neither AFS nor CRMC intend to recoup the waiver or reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Prior to January 1, 2020, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020,

22	The New Economy Fund

the quarterly fee was amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended November 30, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$33,368		$14,270		$4,103		Not applicable
Class C	5,011		534		152		Not applicable
Class T	—		—	*	—	*	Not applicable
Class F-1	816		444		99		Not applicable
Class F-2	Not applicable		1,835		539		Not applicable
Class F-3	Not applicable		138		234		Not applicable
Class 529-A	1,701		716		228		$471
Class 529-C	805		85		25		51
Class 529-E	161		18		10		20
Class 529-T	—		—	*	—	*	—	*
Class 529-F-1	—	*	58		18		38
Class 529-F-2†	Not applicable		6		2		4
Class 529-F-3†	Not applicable		—	*	—	*	—	*
Class R-1	374		39		11		Not applicable
Class R-2	1,521		695		61		Not applicable
Class R-2E	74		26		4		Not applicable
Class R-3	1,452		441		87		Not applicable
Class R-4	801		320		96		Not applicable
Class R-5E	Not applicable		86		18		Not applicable
Class R-5	Not applicable		55		34		Not applicable
Class R-6	Not applicable		17		1,422		Not applicable
Total class-specific expenses	$46,084		$19,783		$7,143		$584

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $462,000 in the fund’s statement of operations reflects $225,000 in current fees (either paid in cash or deferred) and a net increase of $237,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended November 30, 2020, the fund engaged in such purchase and sale transactions with related funds in the amounts of $448,246,000 and $747,320,000, respectively, which generated $358,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended November 30, 2020.

The New Economy Fund	23

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2020

Class A	$1,450,476	30,960		$907,792	19,995		$(2,072,592)	(44,859)	$285,676	6,096
Class C	73,501	1,802		39,832	1,000		(191,171)	(4,622)	(77,838)	(1,820)
Class T	—	—		—	—		—	—	—	—
Class F-1	66,788	1,495		22,629	497		(121,759)	(2,626)	(32,342)	(634)
Class F-2	890,199	18,789		109,472	2,417		(557,187)	(12,294)	442,484	8,912
Class F-3	271,259	5,711		51,354	1,131		(198,904)	(4,282)	123,709	2,560
Class 529-A	166,746	3,502		49,185	1,097		(119,699)	(2,577)	96,232	2,022
Class 529-C	11,927	288		7,836	194		(80,682)	(1,859)	(60,919)	(1,377)
Class 529-E	5,115	114		2,191	50		(7,381)	(164)	(75)	— [2]
Class 529-T	—	—		1	—	[2]	—	—	1	— [2]
Class 529-F-1	15,280	324		4,622	103		(90,449)	(1,800)	(70,547)	(1,373)
Class 529-F-2[3]	76,500	1,469		—	—		(502)	(9)	75,998	1,460
Class 529-F-3[3]	10	—	[2]	—	—		—	—	10	— [2]
Class R-1	12,000	261		2,876	70		(18,030)	(419)	(3,154)	(88)
Class R-2	53,183	1,237		14,811	355		(74,204)	(1,753)	(6,210)	(161)
Class R-2E	2,964	66		869	20		(4,972)	(112)	(1,139)	(26)
Class R-3	67,408	1,464		20,774	470		(124,475)	(2,715)	(36,293)	(781)
Class R-4	58,738	1,277		23,135	515		(132,296)	(2,813)	(50,423)	(1,021)
Class R-5E	12,252	263		4,027	89		(12,835)	(272)	3,444	80
Class R-5	18,628	403		8,952	196		(49,367)	(1,122)	(21,787)	(523)
Class R-6	1,850,845	41,124		281,276	6,189		(840,042)	(18,287)	1,292,079	29,026
Total net increase (decrease)	$5,103,819	110,549		$1,551,634	34,388		$(4,696,547)	(102,585)	$1,958,906	42,352

Year ended November 30, 2019

Class A	$951,366	21,770		$1,008,844	26,204		$(1,635,612)	(37,454)	$324,598	10,520
Class C	62,744	1,617		47,794	1,396		(142,746)	(3,676)	(32,208)	(663)
Class T	—	—		—	—		—	—	—	—
Class F-1	67,917	1,524		25,790	668		(95,128)	(2,163)	(1,421)	29
Class F-2	428,397	9,827		116,479	3,033		(446,098)	(10,263)	98,778	2,597
Class F-3	212,486	4,837		45,030	1,170		(133,169)	(3,042)	124,347	2,965
Class 529-A	78,757	1,811		53,461	1,404		(102,617)	(2,362)	29,601	853
Class 529-C	12,014	305		9,599	276		(29,237)	(740)	(7,624)	(159)
Class 529-E	3,561	83		2,466	66		(5,726)	(134)	301	15
Class 529-T	—	—		1	—	[2]	—	—	1	— [2]
Class 529-F-1	10,741	248		4,873	128		(9,867)	(229)	5,747	147
Class R-1	5,101	126		3,699	104		(15,246)	(376)	(6,446)	(146)
Class R-2	42,962	1,056		16,602	465		(59,217)	(1,461)	347	60
Class R-2E	3,956	91		872	23		(3,245)	(75)	1,583	39
Class R-3	53,825	1,256		26,119	695		(108,427)	(2,545)	(28,483)	(594)
Class R-4	52,393	1,205		32,015	840		(150,041)	(3,436)	(65,633)	(1,391)
Class R-5E	47,017	1,042		768	20		(4,173)	(94)	43,612	968
Class R-5	14,798	337		11,352	293		(38,119)	(877)	(11,969)	(247)
Class R-6	632,216	14,471		267,208	6,935		(313,548)	(7,063)	585,876	14,343
Total net increase (decrease)	$2,680,251	61,606		$1,672,972	43,720		$(3,292,216)	(75,990)	$1,061,007	29,336

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $9,030,573,000 and $8,469,277,000, respectively, during the year ended November 30, 2020.

24	The New Economy Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]		Ratio of expenses to average net assets after waivers/ reimbursements[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
11/30/2020	$47.60	$.10	$13.40	$13.50	$(.15)	$(3.21)	$(3.36)	$57.74	30.27%		$16,314		.77%		.77%		.21%
11/30/2019	45.74	.23	5.52	5.75	(.24)	(3.65)	(3.89)	47.60	14.56		13,160		.78		.78		.51
11/30/2018	48.26	.24	.94	1.18	(.08)	(3.62)	(3.70)	45.74	2.59		12,165		.76		.76		.49
11/30/2017	36.67	.11	12.29	12.40	(.10)	(.71)	(.81)	48.26	34.53		12,079		.78		.78		.25
11/30/2016	38.93	.11	(.15)	(.04)	(.16)	(2.06)	(2.22)	36.67	.00		9,702		.81		.81		.30
Class C:
11/30/2020	42.01	(.21)	11.68	11.47	—	(3.21)	(3.21)	50.27	29.30		544		1.51		1.51		(.50)
11/30/2019	40.90	(.10)	4.86	4.76	—	(3.65)	(3.65)	42.01	13.69		531		1.55		1.55		(.25)
11/30/2018	43.77	(.13)	.88	.75	—	(3.62)	(3.62)	40.90	1.81		544		1.55		1.55		(.30)
11/30/2017	33.51	(.21)	11.18	10.97	—	(.71)	(.71)	43.77	33.42		539		1.59		1.59		(.55)
11/30/2016	35.89	(.16)	(.16)	(.32)	—	(2.06)	(2.06)	33.51	(.82)		460		1.62		1.62		(.51)
Class T:
11/30/2020	47.66	.21	13.41	13.62	(.25)	(3.21)	(3.46)	57.82	30.57	[5]	—	[6]	.53	[5]	.53	[5]	.44 [5]
11/30/2019	45.80	.33	5.51	5.84	(.33)	(3.65)	(3.98)	47.66	14.83	[5]	—	[6]	.54	[5]	.54	[5]	.75 [5]
11/30/2018	48.32	.33	.94	1.27	(.17)	(3.62)	(3.79)	45.80	2.80	[5]	—	[6]	.56	[5]	.56	[5]	.69 [5]
11/30/2017[7,8]	39.44	.12	8.76	8.88	—	—	—	48.32	22.52	[5,9]	—	[6]	.59	[5,10]	.59	[5,10]	.43 [5,10]
Class F-1:
11/30/2020	47.76	.09	13.44	13.53	(.13)	(3.21)	(3.34)	57.95	30.21		363		.80		.80		.19
11/30/2019	45.85	.21	5.54	5.75	(.19)	(3.65)	(3.84)	47.76	14.50		329		.83		.83		.47
11/30/2018	48.36	.21	.95	1.16	(.05)	(3.62)	(3.67)	45.85	2.54		315		.83		.83		.43
11/30/2017	36.73	.08	12.32	12.40	(.06)	(.71)	(.77)	48.36	34.46		363		.84		.84		.19
11/30/2016	38.99	.09	(.17)	(.08)	(.12)	(2.06)	(2.18)	36.73	(.08)		305		.85		.85		.26
Class F-2:
11/30/2020	47.58	.20	13.41	13.61	(.25)	(3.21)	(3.46)	57.73	30.58		2,439		.52		.52		.41
11/30/2019	45.75	.33	5.50	5.83	(.35)	(3.65)	(4.00)	47.58	14.81		1,586		.55		.55		.75
11/30/2018	48.26	.34	.94	1.28	(.17)	(3.62)	(3.79)	45.75	2.82		1,406		.55		.55		.71
11/30/2017	36.69	.19	12.28	12.47	(.19)	(.71)	(.90)	48.26	34.81		1,052		.57		.57		.46
11/30/2016	38.96	.19	(.16)	.03	(.24)	(2.06)	(2.30)	36.69	.22		751		.58		.58		.53
Class F-3:
11/30/2020	47.72	.25	13.44	13.69	(.29)	(3.21)	(3.50)	57.91	30.73		1,004		.44		.43		.52
11/30/2019	45.87	.37	5.52	5.89	(.39)	(3.65)	(4.04)	47.72	14.93		705		.45		.45		.84
11/30/2018	48.38	.39	.93	1.32	(.21)	(3.62)	(3.83)	45.87	2.91		541		.46		.46		.81
11/30/2017[7,11]	37.90	.20	10.28	10.48	—	—	—	48.38	27.65	[9]	324		.47	[10]	.47	[10]	.53 [10]
Class 529-A:
11/30/2020	47.05	.08	13.23	13.31	(.13)	(3.21)	(3.34)	57.02	30.23		956		.80		.80		.16
11/30/2019	45.25	.20	5.46	5.66	(.21)	(3.65)	(3.86)	47.05	14.51		694		.83		.83		.46
11/30/2018	47.80	.20	.94	1.14	(.07)	(3.62)	(3.69)	45.25	2.53		629		.83		.83		.43
11/30/2017	36.33	.08	12.17	12.25	(.07)	(.71)	(.78)	47.80	34.44		561		.85		.85		.19
11/30/2016	38.60	.08	(.16)	(.08)	(.13)	(2.06)	(2.19)	36.33	(.10)		416		.88		.88		.23

See end of table for footnotes.

The New Economy Fund	25

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]		Ratio of expenses to average net assets after waivers/ reimbursements[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
11/30/2020	$42.62	$(.18)	$11.81	$11.63	$—	$(3.21)	$(3.21)	$51.04	29.25%		$57		1.56%		1.56%		(.43)%
11/30/2019	41.45	(.12)	4.94	4.82	—	(3.65)	(3.65)	42.62	13.62		106		1.59		1.59		(.30)
11/30/2018	44.33	(.15)	.89	.74	—	(3.62)	(3.62)	41.45	1.76		110		1.60		1.60		(.35)
11/30/2017	33.94	(.23)	11.33	11.10	—	(.71)	(.71)	44.33	33.38		146		1.64		1.64		(.60)
11/30/2016	36.35	(.19)	(.16)	(.35)	—	(2.06)	(2.06)	33.94	(.90)		114		1.67		1.67		(.57)
Class 529-E:
11/30/2020	46.24	(.02)	12.97	12.95	(.03)	(3.21)	(3.24)	55.95	29.89		38		1.03		1.03		(.05)
11/30/2019	44.52	.10	5.37	5.47	(.10)	(3.65)	(3.75)	46.24	14.24		31		1.07		1.07		.23
11/30/2018	47.11	.09	.94	1.03	—	(3.62)	(3.62)	44.52	2.31		29		1.07		1.07		.19
11/30/2017	35.83	(.02)	12.01	11.99	—	(.71)	(.71)	47.11	34.11		27		1.09		1.09		(.05)
11/30/2016	38.09	— [12]	(.16)	(.16)	(.04)	(2.06)	(2.10)	35.83	(.33)		21		1.12		1.12		(.01)
Class 529-T:
11/30/2020	47.64	.19	13.40	13.59	(.23)	(3.21)	(3.44)	57.79	30.50	[5]	—	[6]	.58	[5]	.58	[5]	.39 [5]
11/30/2019	45.78	.31	5.51	5.82	(.31)	(3.65)	(3.96)	47.64	14.78	[5]	—	[6]	.59	[5]	.59	[5]	.70 [5]
11/30/2018	48.30	.31	.95	1.26	(.16)	(3.62)	(3.78)	45.78	2.77	[5]	—	[6]	.61	[5]	.61	[5]	.64 [5]
11/30/2017[7,8]	39.44	.11	8.75	8.86	—	—	—	48.30	22.46	[5,9]	—	[6]	.65	[5,10]	.65	[5,10]	.38 [5,10]
Class 529-F-1:
11/30/2020	47.04	.21	13.23	13.44	(.22)	(3.21)	(3.43)	57.05	30.58	[5]	—	[6]	.58	[5]	.58	[5]	.46 [5]
11/30/2019	45.28	.30	5.44	5.74	(.33)	(3.65)	(3.98)	47.04	14.75		65		.61		.61		.68
11/30/2018	47.80	.30	.94	1.24	(.14)	(3.62)	(3.76)	45.28	2.76		55		.61		.61		.64
11/30/2017	36.34	.16	12.16	12.32	(.15)	(.71)	(.86)	47.80	34.71		45		.64		.64		.39
11/30/2016	38.61	.15	(.16)	(.01)	(.20)	(2.06)	(2.26)	36.34	.14		33		.68		.68		.43
Class 529-F-2:
11/30/2020[7,13]	52.00	(.01)	5.75	5.74	—	—	—	57.74	11.06	[9]	84		.04	[9]	.04	[9]	(.01)[9]
Class 529-F-3:
11/30/2020[7,13]	52.00	— [12]	5.74	5.74	—	—	—	57.74	11.06	[9]	—	[6]	.06	[9]	.04	[9]	(.01)[9]
Class R-1:
11/30/2020	43.52	(.23)	12.13	11.90	—	(3.21)	(3.21)	52.21	29.30		42		1.52		1.52		(.52)
11/30/2019	42.22	(.10)	5.05	4.95	—	(3.65)	(3.65)	43.52	13.68		39		1.55		1.55		(.25)
11/30/2018	45.07	(.13)	.90	.77	—	(3.62)	(3.62)	42.22	1.81		44		1.55		1.55		(.30)
11/30/2017	34.47	(.20)	11.51	11.31	—	(.71)	(.71)	45.07	33.47		50		1.56		1.56		(.52)
11/30/2016	36.84	(.15)	(.16)	(.31)	—	(2.06)	(2.06)	34.47	(.77)		47		1.57		1.57		(.46)

See end of table for footnotes.

26	The New Economy Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]	Ratio of expenses to average net assets after waivers/ reimbursements[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
11/30/2020	$43.81	$(.23)	$12.22	$11.99	$—	$(3.21)	$(3.21)	$52.59	29.29%	$236		1.51%	1.51%	(.52)%
11/30/2019	42.47	(.10)	5.09	4.99	—	(3.65)	(3.65)	43.81	13.70	203		1.55	1.55	(.25)
11/30/2018	45.32	(.13)	.90	.77	—	(3.62)	(3.62)	42.47	1.79	195		1.55	1.55	(.30)
11/30/2017	34.65	(.20)	11.58	11.38	—	(.71)	(.71)	45.32	33.50	200		1.56	1.56	(.52)
11/30/2016	37.03	(.16)	(.16)	(.32)	—	(2.06)	(2.06)	34.65	(.79)	164		1.59	1.59	(.48)
Class R-2E:
11/30/2020	46.59	(.11)	13.07	12.96	—	(3.21)	(3.21)	56.34	29.67	14		1.23	1.23	(.23)
11/30/2019	44.88	.02	5.41	5.43	(.07)	(3.65)	(3.72)	46.59	14.02	13		1.25	1.25	.04
11/30/2018	47.55	— [12]	.95	.95	—	(3.62)	(3.62)	44.88	2.11	10		1.26	1.26	(.01)
11/30/2017	36.29	(.10)	12.14	12.04	(.07)	(.71)	(.78)	47.55	33.88	7		1.27	1.27	(.25)
11/30/2016	38.85	(.07)	(.14)	(.21)	(.29)	(2.06)	(2.35)	36.29	(.44)	2		1.26	1.26	(.19)
Class R-3:
11/30/2020	46.34	(.03)	13.01	12.98	(.01)	(3.21)	(3.22)	56.10	29.88	322		1.07	1.07	(.07)
11/30/2019	44.58	.09	5.38	5.47	(.06)	(3.65)	(3.71)	46.34	14.20	303		1.10	1.10	.20
11/30/2018	47.20	.07	.93	1.00	—	(3.62)	(3.62)	44.58	2.24	318		1.10	1.10	.15
11/30/2017	35.90	(.03)	12.04	12.01	—	(.71)	(.71)	47.20	34.10	342		1.11	1.11	(.08)
11/30/2016	38.14	(.01)	(.15)	(.16)	(.02)	(2.06)	(2.08)	35.90	(.33)	286		1.13	1.13	(.02)
Class R-4:
11/30/2020	47.11	.11	13.24	13.35	(.12)	(3.21)	(3.33)	57.13	30.26	344		.77	.77	.23
11/30/2019	45.29	.22	5.46	5.68	(.21)	(3.65)	(3.86)	47.11	14.54	332		.80	.80	.51
11/30/2018	47.82	.21	.95	1.16	(.07)	(3.62)	(3.69)	45.29	2.57	382		.80	.80	.45
11/30/2017	36.34	.09	12.19	12.28	(.09)	(.71)	(.80)	47.82	34.51	438		.81	.81	.23
11/30/2016	38.61	.10	(.16)	(.06)	(.15)	(2.06)	(2.21)	36.34	(.04)	348		.82	.82	.29
Class R-5E:
11/30/2020	47.39	.19	13.33	13.52	(.27)	(3.21)	(3.48)	57.43	30.53	71		.56	.56	.41
11/30/2019	45.59	.26	5.53	5.79	(.34)	(3.65)	(3.99)	47.39	14.79	55		.57	.57	.59
11/30/2018	48.17	.35	.91	1.26	(.22)	(3.62)	(3.84)	45.59	2.78	9		.58	.58	.73
11/30/2017	36.57	.19	12.27	12.46	(.15)	(.71)	(.86)	48.17	34.86	—	[6]	.61	.55	.43
11/30/2016	38.93	.14	(.15)	(.01)	(.29)	(2.06)	(2.35)	36.57	.11	—	[6]	.69	.69	.41
Class R-5:
11/30/2020	47.96	.27	13.48	13.75	(.27)	(3.21)	(3.48)	58.23	30.66	123		.47	.47	.56
11/30/2019	46.07	.36	5.54	5.90	(.36)	(3.65)	(4.01)	47.96	14.88	126		.49	.49	.81
11/30/2018	48.56	.36	.96	1.32	(.19)	(3.62)	(3.81)	46.07	2.88	133		.50	.50	.76
11/30/2017	36.91	.22	12.34	12.56	(.20)	(.71)	(.91)	48.56	34.88	137		.51	.51	.53
11/30/2016	39.17	.22	(.16)	.06	(.26)	(2.06)	(2.32)	36.91	.30	106		.52	.52	.61
Class R-6:
11/30/2020	47.78	.24	13.47	13.71	(.29)	(3.21)	(3.50)	57.99	30.74	6,336		.42	.42	.50
11/30/2019	45.92	.38	5.52	5.90	(.39)	(3.65)	(4.04)	47.78	14.94	3,834		.44	.44	.85
11/30/2018	48.42	.39	.94	1.33	(.21)	(3.62)	(3.83)	45.92	2.92	3,026		.45	.45	.81
11/30/2017	36.81	.24	12.32	12.56	(.24)	(.71)	(.95)	48.42	34.98	2,474		.46	.46	.58
11/30/2016	39.08	.22	(.15)	.07	(.28)	(2.06)	(2.34)	36.81	.31	1,920		.47	.47	.64

	Year ended November 30,
	2020	2019	2018	2017	2016
Portfolio turnover rate for all share classes[14]	38%	39%	38%	28%	25%

The New Economy Fund	27

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from AFS and/or CRMC. During one of the years shown, AFS waived a portion of transfer agent services fees for Class F-3 shares. In addition, during some of the years shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Amount less than $.01.
[13]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[14]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

28	The New Economy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The New Economy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of The New Economy Fund (the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statements of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
January 12, 2021

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

The New Economy Fund	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2020, through November 30, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	The New Economy Fund

Expense example (continued)

	Beginning account value 6/1/2020	Ending account value 11/30/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,260.18	$4.31	.76%
Class A – assumed 5% return	1,000.00	1,021.26	3.85	.76
Class C – actual return	1,000.00	1,255.74	8.48	1.50
Class C – assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class T – actual return	1,000.00	1,261.63	2.95	.52
Class T – assumed 5% return	1,000.00	1,022.46	2.64	.52
Class F-1 – actual return	1,000.00	1,259.78	4.48	.79
Class F-1 – assumed 5% return	1,000.00	1,021.11	4.00	.79
Class F-2 – actual return	1,000.00	1,261.57	2.89	.51
Class F-2 – assumed 5% return	1,000.00	1,022.51	2.59	.51
Class F-3 – actual return	1,000.00	1,262.42	2.38	.42
Class F-3 – assumed 5% return	1,000.00	1,022.96	2.13	.42
Class 529-A – actual return	1,000.00	1,260.08	4.48	.79
Class 529-A – assumed 5% return	1,000.00	1,021.11	4.00	.79
Class 529-C – actual return	1,000.00	1,255.28	8.71	1.54
Class 529-C – assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class 529-E – actual return	1,000.00	1,258.43	5.77	1.02
Class 529-E – assumed 5% return	1,000.00	1,019.95	5.16	1.02
Class 529-T – actual return	1,000.00	1,261.27	3.23	.57
Class 529-T – assumed 5% return	1,000.00	1,022.21	2.89	.57
Class 529-F-1 – actual return	1,000.00	1,261.89	3.18	.56
Class 529-F-1 – assumed 5% return	1,000.00	1,022.26	2.84	.56
Class 529-F-2 – actual return†	1,000.00	1,261.55	.51	.55
Class 529-F-2 – assumed 5% return†	1,000.00	1,022.31	2.79	.55
Class 529-F-3 – actual return†	1,000.00	1,262.01	.44	.47
Class 529-F-3 – assumed 5% return†	1,000.00	1,022.71	2.38	.47
Class R-1 – actual return	1,000.00	1,255.58	8.54	1.51
Class R-1 – assumed 5% return	1,000.00	1,017.50	7.64	1.51
Class R-2 – actual return	1,000.00	1,255.43	8.42	1.49
Class R-2 – assumed 5% return	1,000.00	1,017.60	7.54	1.49
Class R-2E – actual return	1,000.00	1,257.22	6.85	1.21
Class R-2E – assumed 5% return	1,000.00	1,019.00	6.12	1.21
Class R-3 – actual return	1,000.00	1,258.38	6.00	1.06
Class R-3 – assumed 5% return	1,000.00	1,019.75	5.37	1.06
Class R-4 – actual return	1,000.00	1,260.06	4.31	.76
Class R-4 – assumed 5% return	1,000.00	1,021.26	3.85	.76
Class R-5E – actual return	1,000.00	1,261.39	3.12	.55
Class R-5E – assumed 5% return	1,000.00	1,022.31	2.79	.55
Class R-5 – actual return	1,000.00	1,262.02	2.61	.46
Class R-5 – assumed 5% return	1,000.00	1,022.76	2.33	.46
Class R-6 – actual return	1,000.00	1,262.54	2.33	.41
Class R-6 – assumed 5% return	1,000.00	1,023.01	2.08	.41

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on October 30, 2020. The “assumed 5% return” line is based on 183 days.

The New Economy Fund	31

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2020:

Long-term capital gains	$1,493,250,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$1,111,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

32	The New Economy Fund

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2021. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through February 29, 2020. They generally placed greater emphasis on longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses are competitive with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

The New Economy Fund	33

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

34	The New Economy Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph C. Berenato, 1946 Chairman of the Board (Independent and Non-Executive)	2000	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	None
Mary Anne Dolan, 1947	2008	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, MD, 1953	2016	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; SI-BONE, Inc.; Sutro Biopharma, Inc.
Pedro J. Greer, Jr., 1956	2016	Physician; Professor and Founding Dean, College of Medicine, Roseman University of Health Sciences; former Chairman/ Associate Dean, Florida International University	3	None
R. Clark Hooper, 1946	2006	Private investor	89	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	88	Mastercard Incorporated; Trimble, Inc.
Leonade D. Jones, 1947	1995	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Earl Lewis, Jr., 1955	2017	Professor and Director, University of Michigan; former President, The Andrew W. Mellon Foundation	3	2U, Inc.
Christopher E. Stone, 1956	2007	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Winnie Kwan, 1972 Trustee	2019	Partner — Capital Research Global Investors, Capital International, Inc.[7]	3	None
Sung Lee, 1966 Trustee	2019	Partner — Capital Research Global Investors, Capital International, Inc.[7] ; Director, The Capital Group Companies, Inc.	3	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

The New Economy Fund	35

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Timothy D. Armour, 1960 Co-President	1991	Chairman of the Board and Chief Executive Officer, The Capital Group Companies, Inc.[7];
Partner — Capital World Investors, Capital Research and Management Company;
Partner — Capital World Investors, Capital Bank and Trust Company[7];
		Director, Capital Research and Management Company
Harold H. La, 1970 Co-President	2006	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Donald Rolfe, 1972 Executive Vice President	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Mathews Cherian, 1967 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company
Tomoko Fortune, 1974 Senior Vice President	2020	Vice President — Capital World Investors, Capital Research and Management Company
Caroline Jones, 1974 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company
Reed Lowenstein, 1967 Senior Vice President	2020	Partner — Capital Research Global Investors, Capital Research and Management Company
Richmond Wolf, 1970 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
W. Michael Pattie, 1981 Assistant Treasurer	2020	Assistant Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	The New Economy Fund

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

O’Melveny & Myers LLP 400
South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

The New Economy Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of The New Economy Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John G. Freund, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

NEF

Registrant:

a) Audit Fees:
Audit	2019	118,000
	2020	60,000

b) Audit-Related Fees:
	2019	None
	2020	None

c) Tax Fees:
	2019	9,000
	2020	9,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	None
	2020	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2019	None
	2020	15,000

	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	9,000
	2020	7,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $18,000 for fiscal year 2019 and $32,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE NEW ECONOMY FUND

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Principal Executive Officer

Date: January 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Principal Executive Officer

Date: January 29, 2021

By ___/s/ Gregory F. Niland__________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: January 29, 2021